EXHIBIT 10.3


                   INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT
                   ------------------------------------------

     THIS INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT (the "Agreement") is made as of July 1, 2002 by and among Scores Holding Company, Inc., a Utah corporation ("Issuer"), Scores Licensing Corp., a Delaware corporation ("SLC") and Scores Entertainment, Inc., a New York corporation ("Assignor"), under which Issuer shall issue to Assignor seven hundred thousand (700,000) shares of its authorized and unissued common stock (the "Assignor Shares") and a Warrant to Purchase (the "Warrant") three hundred fifty thousand (350,000) shares of its common stock, and the Assignor shall transfer to SLC the intellectual property rights described in this Agreement. Each of Issuer, SLC and Assignor is individually referred to as a "Party" and collectively referred to herein as the "Parties". Certain other terms are used herein as defined below in Article I or elsewhere in this Agreement.


                                   BACKGROUND

     This Agreement sets forth the terms and conditions under which Issuer shall issue the Assignor Shares and the Warrant to Assignor, and Assignor shall transfer the intellectual property rights to SLC.

     NOW, THEREFORE, in consideration of the respective covenants contained herein and intending to be legally bound hereby, the Parties hereto agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

     For convenience, certain terms used in more than one part of this Agreement are listed in alphabetical order and defined or referred to below (such terms as well as any other terms defined elsewhere in this Agreement shall be equally applicable to both the singular and plural forms of the terms defined).

     "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control" when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agreement" means this Agreement and the Exhibits hereto.

     "Assets" means, with respect to a Party, all of the assets, properties, goodwill and rights of every kind and description, real and personal, tangible and intangible, wherever situated and whether or not reflected in such Party's most recent financial statements, that are owned or possessed by such Party and its Subsidiaries, taken as a whole.


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     "Benefit Plan" means all employee benefit,  health,  welfare,  supplemental unemployment benefit,  bonus, pension,  profit sharing,  deferred  compensation,
severance,   incentive,   stock   compensation,   stock  purchase,   retirement,
hospitalization insurance, medical, dental, legal, disability, fringe benefit and similar plans, programs, arrangements or practices, including, without limitation, each "employee benefit plan" as defined in Section 3(3) of ERISA.

     "Business" means with respect to Issuer the entire business and operations of Issuer and its Subsidiaries taken as a whole.

     "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

     "Charter   Documents"   means  an  entity's   certificate  or  articles  of
incorporation, certificate defining the rights and preferences of securities, articles of organization, general or limited partnership agreement, certificate of limited partnership, joint venture agreement or similar document governing the entity.

     "Closing" is defined in Section 4.1 of this Agreement.

     "Closing Date" is defined in Section 4.1 of this Agreement.


     "Code" means the Internal Revenue Code of 1986, as amended. All citations to provisions of the Code, or to the Treasury Regulations promulgated thereunder, shall include any amendments thereto and any substitute or successor provisions thereto.

     "Common Stock" means the common stock, par value $0.001 per share, of Issuer.

     "Contract" means any written or oral contract, agreement, letter of intent, agreement in principle, lease, instrument or other commitment that is binding on any Person or its property under applicable Law.

     "Court Order" means any judgment, decree, injunction, order or ruling of any federal, state, local or foreign court or governmental or regulatory body or authority, or any arbitrator that is binding on any Person or its property under applicable Law.

     "Default" means (i) a breach, default or violation, (ii) the occurrence of an event that with or without the passage of time or the giving of notice, or both, would constitute a breach, default or violation or (iii) with respect to any Contract, the occurrence of an event that with or without the passage of time or the giving of notice, or both, would give rise to a right of termination, renegotiation or acceleration or a right to receive damages or a payment of penalties.

     "$" means United States dollars.

     "Encumbrances"  means  any  lien,  mortgage,   security  interest,  pledge,
restriction on transferability, defect of title or other claim, charge or encumbrance of any nature whatsoever on any property or property interest.



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     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "First Payments" is defined in section 8.2 of this Agreement.

     "Governmental Authority" means any federal, state, local, municipal or foreign or other government or governmental agency or body.

     "Governmental Permit" is defined in Section 5.12(c) of this Agreement.

     "Intellectual Property" means, with respect to a Party, all of the registered and unregistered patents, servicemarks, trademarks, copyrights, trade secrets and related intangible rights of a Party.

     "Issuer's Assets" means the Assets of Issuer.

     "Issuer's Business" means the Business of Issuer.

     "Issuer Subsidiary" means any Subsidiary of Issuer, including Go West, Inc. and SLC.

     "Issuer Welfare Plan" is defined in Section 5.14(e) of this Agreement.

     "Knowledge" or "knowledge of " a Person with reference to any item means that which an executive officer of such Person actually knows.

     "Litigation" means any judicial or administrative process or proceeding or investigation, or any matter under arbitration or mediation.

     "Laws" means any law, rule or regulation of any governmental or regulatory body.

     "Person"  means  any  corporation,   company,  limited  liability  company,
partnership, limited partnership or any business or other entity and any natural person.

     "SEC Reports" is defined in Section 5.6 of this Agreement.

     "Subsidiary" shall mean, with respect to any Party, any corporation or other organization, whether incorporated or unincorporated, of which (a) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Party or by any one or more of its Subsidiaries, or by such Party and one or more of its Subsidiaries or (b) such Party or any other Subsidiary of such Party is a general partner (excluding any such partnership where such Party or any Subsidiary of such Party does not have a majority of the voting interest in such partnership).

     "Transaction Documents" shall mean this Agreement and the Warrant.

     "Transactions" shall mean the transactions provided for or contemplated by the Transaction Documents.



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     "UGCL" means the Utah General Corporation Law, as amended.

     "Warrant" shall mean the Common Stock Purchase Warrant annexed hereto as Exhibit A.

                                   ARTICLE II
              ISSUANCE OF SHARES; TRANSFER OF INTELLECTUAL PROPERTY

2.1 Issuance of Shares. Subject to the terms and conditions hereof, at the Closing (as defined in paragraph 4.1 below), Issuer shall sell, assign, transfer, convey and deliver to Assignor, and Assignor agrees to acquire from Issuer, the Assignor Shares and the Warrant.


2.2 Transfer of Intellectual Property. Subject to the terms and conditions hereof, at the Closing, Assignor shall sell, assign, transfer, convey and deliver to SLC, and SLC agrees to acquire from Assignor, all of Assignor's right, title and interest in and to Assignor's Diamond Dollars program and system, including but not limited to all Intellectual Property associated with the Diamond Dollars program and system, and all ancillary and derivative rights associated therewith (collectively, the "Diamond Dollars Rights"). At the Closing, Assignor shall execute and deliver to SLC the Trademark Assignment attached hereto as Exhibit B. From time to time at and after the Closing, Assignor shall furnish to SLC such instruments of transfer and assignment as SLC may request to effectuate the transfer and assignment to SLC of the Diamond Dollars Rights. At any time after the Closing SLC may, without obtaining the consent of Assignor or any other Person, assign, transfer, convey and deliver to Issuer or any Affiliate of Issuer or SLC, the Diamond Dollar Rights conveyed to SLC under this Agreement and the Trademark Assignment.

                                   ARTICLE III
                        OTHER AGREEMENTS AND UNDERTAKINGS

3.1 Warrant. At the Closing, Issuer shall enter into and deliver to Assignor the Warrant in the form annexed hereto annexed hereto as Exhibit A.

3.2 Cash Payments to Assignor. Issuer, SLC and Assignor acknowledge that the Diamond Dollars Rights transferred by Assignor to Issuer hereunder includes Assignor's rights to use the Diamond Dollars Rights in Assignor's current location in the Score's Showroom located at East 61st Street, New York, NY (the "Scores Showroom"). In consideration of the rights granted by Assignor to Issuer hereunder, Issuer agrees to pay to Assignor an amount equal to twenty-five percent (25%) of all of the revenues generated from sales or use of the Diamond Dollar Rights at the Scores Showroom from the date of Closing until the date of termination of Assignor's lease of the Scores Showroom in November, 2003 (the "Termination Date"). Such payments shall be made within ten (10) days after the end of each calendar month that occurs prior to the Termination Date. Each payment shall be accompanied by a statement in sufficient detail to show the calculation of such payment.


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                                   ARTICLE IV
                                   THE CLOSING

4.1 Location, Date. The closing for the Transactions (the "Closing") shall be held at the offices of Kaplan Gottbetter & Levenson, LLP in New York, New York at 4:00 p.m. (local time) on the date of this Agreement. The date on which the Closing occurs is referred to herein as the "Closing Date".

4.2  Deliveries. At the Closing

     (a)  Issuer shall deliver the Assignor Shares to Assignor;

     (b)  Issuer shall have executed and delivered to Assignor the Warrant; and

     (c) Assignor shall have executed and delivered the Trademark Assignment to SLC.

                                    ARTILE V
                REPRESENTATIONS AND WARRANTIES OF ISSUER AND SLC

     Issuer and SLC, jointly and severally, hereby represent and warrant to Assignor as follows:

5.1 Corporate. Each of Issuer and SLC is a corporation duly organized, validly existing and in good standing under the laws under which it was incorporated. Each of Issuer and SLC is qualified to do business as a foreign corporation in any jurisdiction where it is required to be so qualified, except where the failure to so qualify would not have a Material Adverse Effect. The Charter Documents and bylaws of each of Issuer and SLC have been duly adopted and are current, correct and complete and each of Issuer and SLC is not in violation of any provision of its Charter Documents. Each of Issuer and SLC has all necessary corporate power and authority to own, lease and operate its Assets and to carry on its Business as it is now being conducted or is proposed to be conducted as a result of the Transactions.


5.2 Authorization. Each of Issuer and SLC has the requisite corporate power and authority to execute and deliver the Transaction Documents to which it is a party and to perform the Transactions to be performed by it. Such execution, delivery and performance by each of Issuer and SLC has been duly authorized by all necessary corporate action. No consents or approvals of holders of each of Issuer and SLC capital stock are required for the consummation of the Transactions. Each Transaction Document executed and delivered by each of Issuer and SLC as of the date hereof has been duly executed and delivered by each of Issuer and SLC and constitutes a valid and binding obligation of each of Issuer and SLC enforceable against each of Issuer and SLC in accordance with its terms, except as otherwise limited by bankruptcy, insolvency, reorganization and other laws affecting creditors rights generally, and except that the remedy of specific performance or other equitable relief is available only at the discretion of the court before which enforcement is sought.


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5.3  Validity of Contemplated  Transactions.  Neither the execution and delivery by each of Issuer and SLC of the respective Transaction Documents to which it is or will be a party, nor the performance of the Transactions to be performed by it, will (i) conflict with or result in any breach of any provision of the Charter Documents, the bylaws or similar organizational documents of each of Issuer and SLC, (ii) require any filing with, or permit, authorization, consent or approval of, any Governmental Entity,
     (iii) result in a violation of breach of, or constitute (with or without due notice or the passage of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any Contract to which each of Issuer and SLC is a party, or (iv) violate any Consent Order, statute, rule or regulation applicable to each of Issuer and SLC or any of their properties or assets, except, with respect to the foregoing clauses (ii),
     (iii) and (iv), as could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. There are no third party consents or approvals required to be obtained under any Contracts to which each of Issuer or SLC is a party or to which its assets are bound prior to the consummation of the Transactions, except where the failure to obtain
     such   consents  or  approvals   could  not   reasonably  be  expected  to,
     individually or in the aggregate, have a Material Adverse Effect.

5.4 Listing. The Common Stock is listed for quotation on the NASD Over-the-Counter Bulletin Board under the symbol "SCOH". Issuer is in full compliance with the NASD Over-the-Counter Bulletin Board listing maintenance requirements. Since listing the Issuer Common Stock on the NASD Over-the-Counter Bulletin Board, Issuer has not received any notice from the NASD Over-the-Counter Bulletin Board that (i) Issuer is not in full compliance with the NASD Over-the-Counter Bulletin Board listing maintenance requirements or (ii) that the Common Stock may be delisted from the NASD Over-the-Counter Bulletin Board.

5.5 Issuer SEC Reports; Financial Statements. Issuer has filed all required forms, reports, statements, schedules and other documents with the SEC since January 1, 2002, including (a) its Annual Reports on Form 10-KSB, (b) all proxy and information statements relating to Issuer's meetings of stockholders (whether annual or special) held since January 1, 2002, (c) its Quarterly Reports on Form 10-QSB, and (d) all other reports or registration statements filed by Issuer (collectively, the "SEC Reports"). Each of the SEC Reports, at the time it was filed, complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act, and with the forms and Regulations of the SEC promulgated thereunder, and did not contain at the time filed any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

5.6 No Undisclosed Liabilities. Except (a) as disclosed in the financial statements of Issuer, and (b) for liabilities and obligations (i) incurred in the ordinary course of business and consistent with past practice, or
     (ii) incurred pursuant to, or in furtherance of, this Agreement or the Transactions, Issuer has no liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

5.7 Title to Assets and Related Matters. Issuer has good and marketable title to its Assets, free from any Encumbrances except (a) items described in any notes to the consolidated financial statements of Issuer contained in Issuer's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 included in the SEC Reports, (b) minor matters that would not have

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     a Material  Adverse  Effect,  and (c)  constitutional  and statutory  liens arising from the obligation to pay for the provision of materials or services not yet in Default and Taxes not yet due.

5.8 Real Property. All material real estate leased or owned by Issuer as of the date hereof and used in the operation of the Issuer's Business is disclosed in the SEC Reports.

5.9 Corporate Records. The minute books of Issuer contain accurate, complete and current copies of all Charter Documents and of all minutes of meetings, resolutions and other proceedings of its Board of Directors and stockholders.

5.10 Finder's Fees. No Person is or will be entitled to any commission or finder's fee or other payment in connection with the Transactions based on arrangements made by or on behalf of Issuer.

                                   ARTICLE VI
                   REPRESENTATIONS AND WARRANTIES OF ASSIGNOR

     Assignor hereby represents and warrants to Issuer and SLC as follows:

6.1 Corporate. Assignor is a corporation duly organized, validly existing and in good standing under the laws under which it was incorporated. Assignor is qualified to do business as a foreign corporation in any jurisdiction where it is required to be so qualified, except where the failure to so qualify would not have a Material Adverse Effect. The Charter Documents and bylaws of Assignor have been duly adopted and are current, correct and complete and Assignor is not in violation of any provision of its Charter Documents. Assignor has all necessary corporate power and authority to own, lease and operate its Assets and to carry on its Business as it is now being conducted or is proposed to be conducted as a result of the Transactions.

6.2 Authorization. Assignor has the requisite corporate power and authority to execute and deliver the Transaction Documents to which it is a party and to perform the Transactions to be performed by it. Such execution, delivery and performance by Assignor have been duly authorized by all necessary corporate action. Each Transaction Document executed and delivered by Assignor as of the date hereof has been duly executed and delivered by Assignor and constitutes a valid and binding obligation of Assignor, enforceable against Assignor in accordance with its terms, except as otherwise limited by bankruptcy, insolvency reorganization and other laws affecting creditors rights generally, and except that the remedy of specific performance or other equitable relief is available only at the discretion of the court before which enforcement is sought.

6.3 Validity of Contemplated Transactions. Neither the execution and delivery by Assignor of the respective Transaction Documents to which it is or will be a party, nor the performance of the Transactions to be performed by it, will (i) conflict with or result in any breach of any provision of the Charter Documents, the bylaws or similar organizational documents of Assignor, (ii) require any filing with, or permit, authorization, consent


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     or approval  of, any  Governmental  Entity,  (iii) result in a violation of breach of, or constitute (with or without due notice or the passage of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any Contract to which Assignor is a party, or (iv) violate any Consent Order, statute, rule or regulation applicable to each of Assignor or any of its properties or assets, except, with respect to the foregoing clauses (ii), (iii) and (iv), as could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. There are no third party consents or approvals required to be obtained under any Contracts to which Assignor is a party or to which its assets are bound prior to the consummation of the Transactions, except where the failure to obtain such consents or approvals could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

6.4 Title to Assets and Related Matters. Assignor has good and marketable title to its Assets and to the Dollar Diamond Rights, free from any Encumbrances except (a) minor matters that would not have a Material Adverse Effect, and
     (b) constitutional and statutory liens arising from the obligation to pay for the provision of materials or services not yet in Default and Taxes not yet due.

6.5 Patents, Trademarks, Etc. Assignor and Assignor's Dollar Diamond Rights do not infringe upon or unlawfully or wrongfully use any Intellectual Property owned or claimed by another Person and no Person infringes on or wrongfully uses any Intellectual Property owned or claimed by Issuer, except for those situations that individually or collectively would not have a Material Adverse Effect. Issuer owns or has valid rights to use all Intellectual Property used in the conduct of its business, including the Diamond Dollar Rights, free and clear of all Encumbrances except where the failure to have valid rights to use such Intellectual Property will not either individually or collectively have a Material Adverse Effect. Issuer has not made any claim of a violation or infringement by others of its rights to or in connection with its Intellectual Property which is still pending.

6.6 Finder's Fees. No Person is or will be entitled to any commission, finder's fee or other payment in connection with the Transactions based on arrangements made by or on behalf of Assignor.

6.7 Investment Representations. Assignor represents and warrants to Issuer as of the Closing Date that it:


     (a) is an "accredited investor" within the meaning of Rule 501 under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"), and was not organized for the specific purpose of acquiring the Securities;

     (b) has sufficient knowledge and experience in investing in companies similar to Issuer in terms of Issuer's stage of development so as to be able to evaluate the risks and merits of its investment in Issuer and it is able financially to bear the risks thereof;

     (c) has had an opportunity to discuss Issuer's business, management and financial affairs with Issuer's management;


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     (d)  Assignor's  acquisition  of the Assignor  Shares,  the Warrant and the shares underlying the Warrant is for its own account for the purpose of investment and not with a view to or for resale in connection with any distribution thereof; and

     (e) understands that (i) the Assignor Shares, the Warrant and the shares underlying the Warrant have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act, (ii) the Assignor Shares, the Warrant and the shares underlying the Warrant must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Assignor Shares, the Warrant and the shares underlying the Warrant will bear a legend to such effect, and (iv) Issuer will make a notation on its transfer books and advise its transfer agent to such effect.

                                   ARTICLE VII
                                 GENERAL MATTERS

7.1 Contents of Agreement. This Agreement, together with the other Transaction Documents, set forth the entire understanding of the Parties hereto with respect to the Transactions and supersedes all prior agreements or understandings among the Parties regarding those matters.

7.2 Amendment, Parties in Interest, Assignment, Etc. This Agreement may be amended, modified or supplemented only by a written instrument duly executed by each of the Parties hereto. If any provision of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, legal representatives, successors and permitted assigns of the Parties hereto. No Party hereto shall assign this Agreement or any right, benefit or obligation hereunder, except that at any time after the Closing SLC may, without obtaining the consent of Assignor or any other Person, assign, transfer, convey and deliver to Issuer or any Affiliate of Issuer or SLC, the Diamond Dollar Rights conveyed to SLC under this Agreement and the Trademark Assignment. Any term or provision of this Agreement may be waived at any time by the Party entitled to the benefit thereof by a written instrument duly executed by such Party. The Parties hereto shall execute and deliver any and all documents and take any and all other actions that may be deemed reasonably necessary by their respective counsel to complete the Transactions. Nothing in this Agreement is intended or will be construed to confer on any Person other than the Parties hereto any rights or benefits hereunder.

7.3 Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) "or" has the inclusive meaning frequently identified with the phrase "and/or," (d) "including," "includes" or similar words has the inclusive meaning frequently identified with the phrase "but not limited to" and (e) references to "hereunder" or "herein" relate to this Agreement. The section and other headings contained in this Agreement are for

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

     reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection and Exhibit references are to this Agreement unless otherwise specified. The Exhibits referred to in this Agreement will be deemed to be a part of this Agreement. Each accounting term used herein that is not specifically defined herein shall have the meaning given to it under GAAP.

7.4 Notices. All notices that are required or permitted hereunder shall be in writing and shall be sufficient if personally delivered or sent by a nationally recognized overnight courier upon proof of delivery. Any notices shall be deemed given upon receipt at the address set forth below, unless such address is changed by notice to the other Party hereto:

                           If to Assignor:

                           Scores Entertainment, Inc.
                           150 E. 58th Street
                           New York, NY 10022

                           If to Issuer or SLC:

                           Mr. Richard Goldring
                           Scores Holding Company, Inc.
                           150 East 58th Street
                           New York, NY 10022

                           with a required copy (which shall not constitute notice) to:

                           Kaplan Gottbetter & Levenson, LLP
                           630 Third Avenue
                           New York, NY 10017
                           Attn:  Adam S. Gottbetter, Esq.

7.5 Governing Law and Venue. This Agreement shall be construed and interpreted in accordance with the Laws of the State of New York without regard to its provisions concerning conflict of laws. Any dispute or controversy concerning or relating to this Agreement shall be exclusively resolved in the federal or state courts located in New York, New York.

7.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be binding as of the date first written above, and all of which shall constitute one and the same instrument. Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

7.7 Waivers. Compliance with the provisions of this Agreement may be waived only by a written instrument specifically referring to this Agreement and signed by the Party waiving compliance. No course of dealing, nor any failure or delay in exercising any right, will be construed as a waiver, and no single or partial exercise of a right will preclude any, other or further exercise of that or any other right.


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

7.8 Modification. No supplement, modification or amendment of this Agreement will be binding unless made in a written instrument that is signed by all of the Parties hereto and that specifically refers to this Agreement.

7.9 Enforcement of Agreement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction, this being in addition to any other remedy to which they are entitled at law or equity.

7.10 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to affect the original intent of the parties as closely as possible to the fullest extent permitted by Applicable Law in an acceptable manner to the end that the Transactions are fulfilled to the extent possible.

                         [Signatures on following page]


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     IN WITNESS WHEREOF,  this Agreement has been executed by the Parties hereto as of the day and year first written above.



                          Scores Holding Company, Inc.

                          By:  /s/Richard Goldring
                               -------------------------------------
                          Name:  Richard Goldring
                          Title:     President



                          Scores Licensing Corp.

                          By:  /s/Richard Goldring
                               -------------------------------------
                          Name:  Richard Goldring
                          Title:    President


                          Scores Entertainment, Inc.

                          By:  /s/Irving Bilzinsky
                               -------------------------------------
                          Name:  Irving Bilzinsky
                          Title:    President








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




                                    EXHIBIT A



                                WARRANT AGREEMENT

                     (See Exhibit 10.4 of this Form 10-QSB)

                                    EXHIBIT B


                              TRADEMARK ASSIGNMENT

     WHEREAS, SCORES ENTERTAINMENT, INC., a New York corporation with its principal place of business at 150 E. 58th Street, New York, NY ("Assignor"), has adopted, used or is about to use certain marks which are registered in the United States Patent and Trademark Office, or the subject of pending applications for registration, or which will be registered to wit, Diamond Dollars (collectively, the "Marks").

     WHEREAS,  SCORES  HOLDING  COMPANY,  INC.,  a  Utah  corporation  with  its principal place of business at 150 E. 58th Street, New York, NY 10022 ("Assignee") is desirous of acquiring said Marks;

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, said Assignor does hereby assign unto the said Assignee all right, title and interest in and to the said Marks, together with the good will of the business symbolized by the marks, all claims and causes of action arising out of or in connection with such Marks and the above identified registrations or right to obtain registrations thereof.


                               SCORES ENTERTAINMENT, INC.



                               By: _________________________
                               Name: ______________________
                               Title: ________________________



State of NEW YORK)
                                    )ss.
County of NEW YORK)


         On this __ day of, _________ 2002, before me appeared ___________, the person who signed this instrument, who acknowledged that he signed it as a free act on his own behalf (or on behalf of the identified corporation or other juristic entity with authority to do so).


                                                              Notary Public
         -----------------------------------------------------





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